UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2025

ALLISON TRANSMISSION HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35456	26-0414014
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Allison Way, Indianapolis, Indiana	46222
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (317) 242-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ALSN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 11, 2025, Allison Transmission Holdings, Inc. (the “Company” or “Allison”) entered into a Stock Purchase Agreement (the “Purchase Agreement”) with Dana Incorporated (“Dana”) pursuant to which, on the terms and subject to the conditions therein, Dana agreed to sell, and Allison agreed to acquire, Dana’s off-highway business (the “Business”), for a purchase price of $2.732 billion (the “Purchase Price”), subject to certain adjustments.

As described in greater detail in the Purchase Agreement, the Purchase Price will be (a) increased or decreased to the extent the amount of the Working Capital (as defined in the Purchase Agreement) of the Business as of immediately prior to the closing of the transactions contemplated by the Purchase Agreement (the “Closing”) is higher or lower than the target working capital amount specified in the Purchase Agreement and (b) decreased by the amount of the Net Indebtedness (as defined in the Purchase Agreement) as of immediately prior to the Closing.

The Closing is subject to certain customary closing conditions, including (a) the receipt of specified consents, clearances, authorizations and approvals from governmental entities, (b) the absence of any order, injunction, or other judgment or law that makes illegal or prohibits the Closing and (c) subject to certain exceptions, the accuracy of the representations and warranties of, and compliance with covenants by, each of the parties to the Purchase Agreement. Under the Purchase Agreement, the Closing will occur (i) on the third Business Day (as defined in the Purchase Agreement) following the date during which all closing conditions have been satisfied or waived, with each of Allison and Dana having the right to defer the Closing to the first Business Day of the month following the month during which such date occurs, or (ii) such other date as Allison and Dana may agree. The Closing is not subject to a financing condition or to the approval of Dana’s or Allison’s stockholders and is projected to occur late in the fourth quarter of 2025, pending customary regulatory approvals.

The Purchase Agreement contains customary termination rights for each of Dana and Allison and further provides that, upon termination of the Purchase Agreement under certain specified circumstances, Allison will be required to pay Dana a termination fee of $120 million if the termination is due to failure of the transactions contemplated by the Purchase Agreement to have been completed by a specified outside date as a result of failure to obtain required approvals or clearances under, or as a result of an injunction or order relating to, competition and foreign investment laws. In the Purchase Agreement, Dana and Allison have made customary representations and warranties and have agreed to customary covenants relating to the purchase of the Business. From the date of the Purchase Agreement until the Closing, Dana is required to use commercially reasonable efforts to conduct the Business in the ordinary course of business in all material respects and to comply with certain covenants regarding the operation of the Business. For five years following the Closing, neither Dana nor any of its subsidiaries or affiliates will directly or indirectly engage in certain activities competitive with the Business, as specified in the Purchase Agreement.

Subject to certain limitations, Dana and Allison have agreed to indemnify each other for losses arising from certain breaches of the Purchase Agreement and certain other liabilities.

The foregoing description of the Purchase Agreement, and the transactions contemplated thereby, including the purchase of the Business, is included to provide investors with information regarding its terms. It does not purport to be a complete description and is subject to and qualified in its entirety by reference to the full text of the Purchase Agreement, which is attached hereto as Exhibit 2.1, and is incorporated herein by reference.

The Purchase Agreement governs the contractual rights between the parties in relation to the purchase of the Business. The Purchase Agreement has been filed as an exhibit to this Current Report on Form 8-K to provide investors with information regarding the terms of the Purchase Agreement and is not intended to provide, modify or supplement any information about Allison, Dana, or any of their respective subsidiaries or affiliates, or their respective businesses. In particular, the Purchase Agreement is not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to Allison, the Business or Dana. The representations and warranties contained in the Purchase Agreement have been negotiated with the principal purpose of establishing the circumstances in which a party may have the right not to consummate the Closing if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise, and allocating risk between the parties, rather than establishing these matters as facts. The representations and warranties may also be subject to contractual standards of materiality that may be different from those generally applicable under the securities laws to investors or security holders. For the foregoing reasons, the representations and warranties should not be relied upon as statements of factual information, and the information in the Purchase Agreement should be considered in conjunction with the entirety of the factual disclosure about Allison in its public reports filed with the Securities and Exchange Commission. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in Allison’s public disclosures.

Item 8.01	Other Events.

Debt Commitment Letter

On June 11, 2025, in connection with the entry into the Purchase Agreement, the Company entered into a commitment letter (the “Commitment Letter”) with Barclays Bank PLC, Bank of America, N.A., BofA Securities, Inc. and Citigroup Global Markets Inc. (the “Lenders”), pursuant to which the Lenders have committed to provide a 364-day senior unsecured bridge term loan facility (the “Bridge Facility”), in an aggregate principal amount of up to $2 billion, subject to customary conditions, including the execution and delivery of definitive documentation with respect to the Bridge Facility in accordance with the terms set forth in the Commitment Letter. The Company will pay customary fees and expenses in connection with obtaining the Bridge Facility. The proceeds of the Bridge Facility are permitted to be used to finance a portion of the consideration payable by the Company and its subsidiaries under the Purchase Agreement and to pay costs, fees and expenses in connection with the Bridge Facility and the transactions contemplated thereby. The Company currently expects to replace the Bridge Facility prior to the Closing with permanent financing, which may include the issuance of debt securities. The consummation of the transactions contemplated by the Purchase Agreement is not subject to any financing condition.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. The words “project,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “will” and other expressions that are predictions of or indicate future events and trends and that do not relate to historical matters identify forward-looking statements. You should not place undue reliance on these forward-looking statements. Although forward-looking statements reflect management’s good faith beliefs, reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which may cause actual results, performance or achievements to differ materially from anticipated future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements speak only as of the date the statements are made. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise. These forward-looking statements are subject to numerous risks and uncertainties, including, but not limited to: risks relating to the pending acquisition of the Business, including: that the acquisition may not be completed in a timely manner or at all; delays, unanticipated costs or restrictions resulting from regulatory review of the acquisition, including the risk that Allison may be unable to obtain governmental and regulatory approvals required for the acquisition or that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the acquisition; the risk that the financing intended to fund the transaction may not be obtained, uncertainties associated with the acquisition may cause a loss of both companies’ management personnel and other key employees, and cause disruptions to both companies’ business relationships; the Purchase Agreement subjects Allison and Dana to restrictions on business activities prior to the effective time of the acquisition; Allison is expected to incur significant costs in connection with the acquisition and integration; litigation risks relating to the acquisition; the Business and its operations may not be integrated successfully in the expected time frame; the acquisition may result in a loss of customers, vendors, and other business counterparties; and the combined company may fail to realize all of the anticipated benefits of the acquisition or fail to effectively manage its expanded operations; the Company’s participation in markets that are competitive; the Company’s ability to prepare for, respond to and successfully achieve its objectives relating to technological and market developments, competitive threats and changing customer needs, including with respect to electric hybrid and fully electric commercial vehicles; increases in cost, disruption of supply or shortage of labor, freight, raw materials, energy or components used to manufacture or transport the Company’s products or those of the Company’s customers or suppliers, including as a result of geopolitical risks, wars and pandemics; global economic volatility; general economic and industry conditions, including the risk of recession; labor strikes, work stoppages or similar labor disputes, which could significantly disrupt the Company’s operations or those of the Company’s principal customers or suppliers; the highly cyclical industries in which certain of the Company’s end users operate; uncertainty in the global regulatory and business environments in which the Company operates; the concentration of the Company’s net sales in the Company’s top five customers and the loss of any one of these; the failure of markets outside North America to increase adoption of fully automatic transmissions; the success of the Company’s research and development efforts, the outcome of which is uncertain; U.S. and foreign defense spending; risks associated with the Company’s international operations, including acts of war and increased trade protectionism; the discovery of defects in the Company’s products, resulting in delays in new model launches, recall campaigns and/or increased warranty costs and reduction in future sales or damage to the Company’s brand and reputation; risks related to the Company’s indebtedness; and other risks and uncertainties associated with the Company’s business described in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All information is as of the date of this 8-K and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in expectations and risks related to the Company’s indebtedness.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1*	Stock Purchase Agreement, dated June 11, 2025, by and between Dana Incorporated and Allison Transmission Holdings, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Schedules and/or exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedules and/or exhibits to the Securities and Exchange Commission on a confidential basis upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allison Transmission Holdings, Inc.

Date: June 13, 2025	By:	/s/ Eric C. Scroggins
	Name:	Eric C. Scroggins
	Title:	Vice President, General Counsel and Assistant Secretary